UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  November 14, 2006


                           POMEROY IT SOLUTIONS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


              Delaware                0-20022             31-1227808
              --------                -------             ----------
    (State or other jurisdiction    (Commission          (IRS Employer
          of incorporation)         File Number)      Identification No.)


                     1020 Petersburg Road, Hebron, KY 41048
                     --------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (859) 586-0600
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section  8  --  Other  Events

Item  8.01  Other  Events.
--------------------------

On November 14, 2006, Pomeroy IT Solutions, Inc. issued a press release in which it reported earnings for third quarter 2006. The Company also announced it has revised its guidance for 2006.

Section  9  -  Financial  Statements  and  Exhibits

Item  9.01  Financial  Statements  and  Exhibits.
-------------------------------------------------

(d) Exhibits

99.1 Press release, dated November 14, 2006, in which Pomeroy IT Solutions, Inc. reports earnings for third quarter 2006.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     POMEROY IT SOLUTIONS, INC.
                                     --------------------------


Date: November 15, 2006              By: /s/ Kevin G. Gregory
                                     -------------------------------------------
                                     Kevin G. Gregory, Senior Vice President and
                                     Chief Financial Officer